                                                                    EXHIBIT 99.5

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have audited in accordance with generally accepted auditing standards, the financial statements of i2 Technologies Inc. and subsidiaries included in this Form 8-K, and have issued our report thereon dated November 19, 1999. Our audit was made for the purpose of forming an opinion on those statements taken as a whole. Schedule II is the responsibility of the Company's management and is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

                                                    /s/ ARTHUR ANDERSEN LLP

November 19, 1999
Dallas, Texas

                                                                    EXHIBIT 99.5


                              i2 Technologies, Inc.
                Schedule II to Consolidated Financial Statements
                        Valuation and Qualifying Accounts


                                                           BALANCE AT      CHARGED TO               BALANCE AT
                                                           BEGINNING        COSTS AND                   END
                                                           OF PERIOD        EXPENSES    WRITE-OFFS   OF PERIOD
                                                           ----------      ----------   ----------  ----------
Allowance for Doubtful Accounts (in thousands)
Year Ended 12/31/1998................................       4,578            4,924        (951)        8,551
Year Ended 12/31/1997................................       1,269            4,155        (846)        4,578
Year Ended 12/31/1996................................         925              971        (627)        1,269


                                      S-2